AMENDMENT NO. 1 TO

SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 to the Securities Purchase Agreement (the “Amendment”) is made and entered into as of September 21, 2012 (the “Effective Date”), between Alimera Sciences, Inc., a Delaware corporation (the “Company”) and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser”, and collectively, the “Purchasers”).

WHEREAS, the Company and the Purchasers previously entered into the Securities Purchase Agreement dated as of July 17, 2012 (the “Agreement”);

WHEREAS, the Company and the Purchasers have deemed it advisable to enter into this Amendment in order to amend the Agreement as set forth herein.

NOW, THEREFORE, the parties, intending to be legally bound, hereby amend the Agreement as follows:

1. Amendment to WHEREAS clauses. The first WHEREAS clause of the Agreement is hereby amended and restated in its entirety to read as follows:

“WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an exemption from registration contained in the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement; and”

2. Amendment to Article I of the Agreement. Article I of the Agreement is hereby amended as follows:

a. The definition of “Closing Date” contained in Section 1.1 of the Agreement is amended and restated to read in its entirety as follows: ““Closing Date” means the Trading Day mutually agreed upon by the Company and the Purchasers purchasing at least 70% of the Units at such Closing not later than three (3) Business Days following the date of the Stockholder Approval, provided, that, the conditions set forth in Sections 2.3(a) and 2.3(b) have been satisfied or waived but, pursuant to Section 5.1, in no event later than December 31, 2012.”

b. The definition of “Registration Rights Agreement” is hereby added in Section 1.1 of the agreement and shall read in its entirety as follows: ““Registration Rights Agreement” means a registration rights agreement substantially in the form of Exhibit F attached hereto.”

c. The following defined terms contained in Section 1.1 of the Agreement are hereby deleted in their entirety: Prospectus, Prospectus Supplement, Registration Statement and Rule 424.

3. Amendment to Article II of the Agreement. Article II of the Agreement is hereby amended as follows:

a. Section 2.2(a)(iv), Section 2.3(a)(i), Section 2.3(b)(i), Section 2.3(b)(iv), Section 2.3(b)(v), Section 2.3(b)(vii), Section 2.3(b)(viii) and Section 2.3(b)(x) of the Agreement are each amended and restated in their entirety to read: “[INTENTIONALLY LEFT BLANK]”

b. Section 2.2(a)(vii) of the Agreement is hereby amended to replace the terms “Section 2.3(b)(i) and (ii)” with “Section 2.3(b)(ii)”.

c. Section 2.3(b)(xi) of the Agreement is hereby added and shall read in its entirety:

“(xi) the certificate of designation for the Preferred Stock in the form of Exhibit E attached hereto shall have been adopted by the Company by all necessary action of the Board of Directors, and shall have been duly filed with the Secretary of State of the State of Delaware and continue to be in full force and effect as of the Closing Date.”

4. Amendment to Article III of the Agreement. Article III of the Agreement is hereby amended as follows:

a. Section 3.1(d) of the Agreement is amended and restated in its entirety to read as follows:

“(d) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Securities), other than: (i) the filings required pursuant to Sections 4.2 and 4.10, (ii) a Notification Form: Listing of Additional Shares and Notification Form: Change in the Number of Shares Outstanding to the Trading Market for the listing of the Conversion Shares for trading thereon, (iii) the filing pursuant to Regulation D promulgated by the Securities and Exchange Commission under the Securities Act, (iv) such filings as are required to be made under applicable state securities laws, including the California Corporate Securities Law of 1968, as amended, and the rules thereunder and (v) the Stockholder Approval.”

b. Section 3.1(e) of the Agreement is amended and restated in its entirety to read as follows:

“(e) Issuance of the Securities. The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Warrants are duly authorized, and when duly executed and delivered by the Company in accordance with the applicable Transaction Documents, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with their terms, except as limited by the Enforceability Exceptions. The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Conversion Shares, when issued in accordance with the Company’s Certificate of Incorporation, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of shares of Preferred Stock issuable pursuant to this Agreement and the Warrants as of the date hereof and the maximum number of Conversion Shares issuable upon conversion of the Shares and the Warrant Shares as of the date hereof.”

c. Section 3.1(f) and Section 3.1(i) of the Agreement is amended to delete “, the Prospectus and the Prospectus Supplement” from each Section.

d. The terms “other than with respect to Exhibit 10.35 to the Company’s Quarterly Report on Form 10-Q filed with the Commission on May 11, 2012” are deleted from the last sentence of Section 3.1(g) of the Agreement.

e. Section 3.1(k) of the Agreement is amended and restated in its entirety to read as follows:

“(k) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(k) that may be due in connection with the transactions contemplated by the Transaction Documents.”

f. Section 3.2(c) of the Agreement is amended and restated in its entirety to read as follows:

“(c) Understandings or Arrangements. Such Purchaser is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the registration statement contemplated by the Registration Rights Agreement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.”

5. Amendment to Article IV of the Agreement. Article IV of the Agreement is hereby amended as follows:

a. Section 4.2 of the Agreement is amended and restated in its entirety to read:

“4.2 Securities Laws Disclosure; Publicity. The Company (a) may, on or after the date hereof, issue a press release reasonably acceptable to the Lead Purchaser and Second Lead Purchaser disclosing the material terms of the transactions contemplated by this Agreement (the “Press Release”) and may, on or after the date hereof file a Current Report on Form 8-K describing the terms of the Transaction Documents and including the Press Release and the forms of the Transaction Documents, as exhibits thereto, with the Commission (the “Press Release 8-K”), (b) in the event the Company Stockholders Meeting is adjourned or the Company Stockholders Meeting occurs more than two days prior to Closing, the Company may issue a press release disclosing the adjournment or results of the Company Stockholders Meeting, as applicable, and/or may, file a Current Report on Form 8-K disclosing the same, (c) in the event this Agreement is amended, the Company may, on or after the date of such Amendment, issue a press release reasonably acceptable to the Lead Purchaser and Second Lead Purchaser disclosing the material terms of the amendment (the “Amendment Press Release”) and may, on or after the date thereof file a Current Report on Form 8-K describing the terms of the amended Transaction Documents and including the Amendment Press Release and the forms of the amended Transaction Documents, as exhibits thereto, with the Commission (the “Amendment 8-K”) and (d) shall file a Current Report on Form 8-K describing the terms of the Transaction Documents and including the Transaction Documents as exhibits thereto, with the Commission, no later than 9:00 A.M. Eastern time on the first (1st) Trading Day immediately following the Closing (the “Closing 8-K”). From and after the

Closing, no Purchaser shall be in possession of any material, non-public information received from the Company or any of its officers, directors, employees or agents with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, except for any material, non-public information provided to the Lead Purchaser and Second Lead Purchaser pursuant to the Management Rights Letter, as a result of a representative of the Lead Purchaser or the Second Lead Purchaser serving on the Board of Directors, or pursuant to a written confidentiality agreement entered into with such Purchaser after the date hereof. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior written consent of such Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) the filing of the Press Release and form of Transaction Documents, (b) as required by federal securities law in connection with the filing of the Closing 8-K and final Transaction Documents (including signature pages thereto) with the Commission after the Closing Date and (c) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (c).

b. Section 4.9 of the Agreement is amended and restated in its entirety to read:

“4.9 Tax Matters. The parties agree that the terms of the Shares do not give rise to a deemed stock distribution pursuant to Section 305(c) of the Internal Revenue Code of 1986, as amended, and shall not take any position inconsistent therewith for any income tax purposes.”

c. Section 4.10(a) of the Agreement is amended to replace the term “September 28, 2012” with “October 31, 2012”.

6. Amendment to Article V of the Agreement. Article V of the Agreement is hereby amended as follows:

a. Section 5.1 of the Agreement is amended and restated in its entirety to read:

“5.1 Termination. This Agreement shall automatically terminate if the Closing has not been consummated on or before December 31, 2012; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties). Notwithstanding the foregoing, the Company and each Purchaser, with respect to such Purchaser only and without any effect whatsoever on the obligations between the Company and any other Purchaser, may, by mutual written agreement, extend the term of this Agreement beyond December 31, 2012.”

b. Section 5.20 of the Agreement is hereby added and shall read in its entirety:

“5.20 Corporate Securities Law. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.”

7. Amendment to Exhibits to the Agreement.

a. Exhibit E and Exhibit F hereto, respectively, shall be added as Exhibit E and Exhibit F to the Agreement.

b. Exhibit C to the Agreement shall be amended and restated in its entirety as set forth in Exhibit C hereto.

8. Defined Terms. Except as otherwise stated herein, all capitalized terms used herein shall have the meanings given in the Agreement.

9. Effectiveness and Effect of Amendment. This Amendment shall become effective upon the Effective Date. Except as amended as set forth herein, the Agreement shall continue in full force and effect. Any and all references to the Agreement shall mean the Agreement as amended by this Amendment.

10. Counterparts. This Amendment may be signed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed one and the same document.

11. Governing Law. This Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.

COMPANY: ALIMERA SCIENCES, INC.

By:	/s/ Richard S. Eiswirth, Jr.
Name: Richard S. Eiswirth, Jr. Title: Chief Operating Officer and Chief Financial Officer

SIGNATURE PAGE TO AMENDMENT TO SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.

PURCHASERS:

Name of Purchaser:	PALO ALTO INVESTORS, LLC

Signature of Authorized Signatory of Purchaser:	/s/ Scott R. Smith

Name of Authorized Signatory:	Scott R. Smith

Title of Authorized Signatory:	VP, Chief Compliance Officer

Email Address of Authorized Signatory:	ssmith@pai-investors.com

Facsimile Number of Authorized Signatory:	(650) 325-5028

Address for Notice to Purchaser:

Palo Alto Investors, LLC

Attn: Scott Smith

470 University Avenue

Palo Alto, California 94301

With a copy to:

O’Melveny & Myers LLP

Two Embarcadero Center, 28th Floor

San Francisco, CA 94111

Attention: Paul Scrivano, Esq.

Fax: (415) 984-8701

SIGNATURE PAGE TO AMENDMENT TO SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.

PURCHASERS:

Name of Purchaser:	SOFINNOVA VENTURE PARTNERS VIII, L.P. By: Sofinnova Management VIII, L.L.C., its General Partner

Signature of Authorized Signatory of Purchaser:	/s/ Garheng Kong

Name of Authorized Signatory:	Garheng Kong

Title of Authorized Signatory:	Managing Member

Email Address of Authorized Signatory:	garheng@sofinnova.com

Facsimile Number of Authorized Signatory:	(650) 322-2037

Address for Notice to Purchaser:	Sofinnova Venture Partners VIII, L.P. 2800 Sand Hill Road, Suite 150 Menlo Park, CA 94025 Attention: Hooman Shahlavi Fax: (650) 322-2037 With a copy to:
O’Melveny & Myers LLP Two Embarcadero Center, 28th Floor San Francisco, CA 94111 Attention: Paul Scrivano, Esq. Fax: (415) 984-8701

SIGNATURE PAGE TO AMENDMENT TO SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.

PURCHASERS:

Name of Purchaser:	GROWTH EQUITY OPPORTUNITIES FUND III, LLC By: New Enterprise Associates 14, L.P., its sole member By: NEA Partners 14, L.P., its general partner By: NEA 14 GP, LTD, its general partner

Signature of Authorized Signatory of Purchaser:	/s/ Jake R. Nunn

Name of Authorized Signatory:	Jake R. Nunn

Title of Authorized Signatory:	Assistant Vice President

Email Address of Authorized Signatory:	jnunn@nea.com

Facsimile Number of Authorized Signatory:	(650) 388-1512

Address for Notice to Purchaser:

New Enterprise Associates 14, L.P.

New Enterprise Associates

2855 Sand Hill Road

Menlo Park, CA 94025

Ph: 650-854-9499

Attention: Frank M. Torti, MD

Email: ftorti@nea.com

With a copy to:

New Enterprise Associates

1954 Greenspring Drive, Suite 600

Timonium, MD 21093

Attention: Louis S. Citron, Chief Legal Officer

Email: lcitron@nea.com

Fax: 410-842-4100

and Proskauer Rose LLP One International Place Boston, MA 02110 Attention: Ori Solomon email: osolomon@proskauer.com Fax: 617-526-9899

SIGNATURE PAGE TO AMENDMENT TO SECURITIES PURCHASE AGREEMENT